UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 12, 2005


                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)

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

            Reckson Associates Realty Corp. - Maryland                      Reckson Associates Realty Corp. -
          Reckson Operating Partnership, L.P. - Delaware                               11-3233650
         (State or other jurisdiction of incorporation or                 Reckson Operating Partnership, L.P. -
                          organization)                                                11-3233647
                                                                                (IRS Employer ID Number)
                     225 Broadhollow Road                                                 11747
                      Melville, New York                                               (Zip Code)
           (Address of principal executive offices)

                                                     1-13762
                                            (Commission File Number)

                                                 (631) 694-6900
                              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

      On May 12, 2005, we completed the acquisition of a 1.4 million square foot, 50-story, Class A office tower located at One Court Square, Long Island City, a sub-market of New York City, from Citibank, N.A. (the "Seller"). The purchase price for One Court Square was approximately $470 million, inclusive of transfer taxes and transactional costs. One Court Square is 100% leased to the Seller pursuant to a 15-year net lease. The lease contains partial cancellation options effective during years six and seven for up to an aggregate of 20% of the leased space and in years nine and ten for up to an additional 20% of the leased space, subject to notice and penalty.

      In addition, on May 12, 2005 we obtained an unsecured $470 million term loan agreement (the "Bridge Facility"), with Citicorp North America, Inc., as administrative agent ("Citicorp"), and Citigroup Global Markets Inc., as lead arranger and sole bookrunner. We have agreed to pay to Citicorp a one-time commitment fee equal to 7.5 basis points on the amount, if any, outstanding under the Bridge Facility on the first business day after the six month anniversary of the closing of the Bridge Facility. The Bridge Facility has terms including interest rates and financial covenants substantially similar to our existing revolving credit facility. The Bridge Facility matures on May 11, 2006.

      On May 12, 2005, we also amended our unsecured revolving credit facility to increase the percentage of Total Indebtedness to Total Value (as each term is defined in our revolving credit facility) that we may incur thereunder at any one time from 55% to 60%, which is consistent with the similar financial covenant contained in the Bridge Facility.


Item 9.01.  Financial Statements and Exhibits

      (b)   Pro forma financial information

     The accompanying financial statements present the unaudited pro-forma balance sheet of Reckson Associates Realty Corp. as of March 31, 2005, and the unaudited pro-forma statements of income for the year ended December 31, 2004 and the three months ended March 31, 2005.

     The unaudited pro-forma balance sheet as of March 31, 2005 is presented as if the acquisition of One Court Square had occurred on March 31, 2005. The unaudited pro-forma statements of income for the year ended December 31, 2004 and the three months ended March 31, 2005 are presented as if the acquisition of One Court Square had occurred on January 1, 2004 and carried forward through March 31, 2005.

     The pro-forma information is unaudited and is not necessarily indicative of the results which actually would have occurred if the aforementioned transaction had been consummated at the beginning of the period presented, nor does it purport to represent the financial position and results of operations for future periods. The pro-forma information should be read in conjunction with the historical financial statements of Reckson Associates Realty Corp.



                                      2
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

RECKSON ASSOCIATES REALTY CORP
PRO-FORMA BALANCE SHEETS MARCH 31, 2005
(UNAUDITED AND IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                               Reckson              Pro-Forma          Pro-Forma
                                                                              Historical           Adjustments         Condensed
                                                                                (A)                    (B)
                                                                           -----------------    ------------------    -------------

Assets:
Commercial real estate properties, at cost:
Land                                                                            $   419,846             $ 119,138      $   538,984
Building and improvements                                                         2,755,580               303,434        3,059,014
Developments in progress:
Land                                                                                 98,176                     -           98,176
Development costs                                                                    22,124                     -           22,124
Furniture, fixtures and equipment                                                    12,504                     -           12,504
                                                                           -----------------    ------------------    -------------
                                                                                  3,308,230               422,572        3,730,802
Less accumulated depreciation                                                      (584,949)                    -         (584,949)
                                                                           -----------------    ------------------    -------------
Investments in real estate, net of accumulated depreciation                       2,723,281               422,572        3,145,853

Properties and related assets held for sale, net of accumulated depreciation         58,469                     -           58,469
Investment in a real estate joint venture                                             6,808                     -            6,808
Investment in notes receivable                                                      113,254                     -          113,254
Investments in affiliate loans and joint ventures                                    60,230                     -           60,230
Cash and cash equivalents                                                            25,537                 1,143           26,680
Tenant receivables                                                                   10,427                     -           10,427
Deferred rents receivable                                                           139,348                     -          139,348
Prepaid expenses and other assets                                                    54,061                51,424          105,485
Contract and land deposits and pre-acquisition costs                                    256                     -              256
Deferred leasing and loan costs                                                      81,074                   125           81,199
                                                                           -----------------    ------------------    -------------
Total Assets                                                                    $ 3,272,745             $ 475,264      $ 3,748,009
                                                                           =================    ==================    =============


Liabilities:
Mortgage notes payable                                                            $ 606,723                   $ -        $ 606,723
Unsecured credit facility                                                           357,500                     -          357,500
Senior unsecured notes                                                              698,039                     -          698,039
Unsecured bridge facility                                                                 -               470,000          470,000
Liabilities associated with properties held for sale                                    757                     -              757
Accrued expenses and other liabilities                                               65,473                   601           66,074
Deferred revenues and tenant security deposits                                       54,015                 4,663  (C)      58,678
Dividends and distributions payable                                                  36,137                     -           36,137
                                                                           -----------------    ------------------    -------------
Total Liablilities                                                              $ 1,818,644             $ 475,264      $ 2,293,908
                                                                           -----------------    ------------------    -------------


Minority partners' interests in consolidated partnerships                           213,297                     -          213,297
Preferred unit interest in the operating partnership                                  1,200                     -            1,200
Limited partners' minority interest in the operating partnership                     42,147                     -           42,147
                                                                           -----------------    ------------------    -------------
Total Minority Interests                                                        $   256,644             $       -      $   256,644
                                                                           -----------------    ------------------    -------------

Commitments and contingencies                                                             -                     -                -

Stockholders' Equity:
Preferred stock, $.01 par value, 25,000,000 shares authorized                             -                     -                -
Common Stock, $.01 par value, 100,000,000 shares authorized                             816                     -              816
       81,629,693 shares issued and outstanding
Additional paid in capital                                                        1,265,133                     -        1,265,133
Treasury stock, 3,318,600 shares                                                    (68,492)                    -          (68,492)
                                                                           -----------------    ------------------    -------------
Total Stockholders' Equity                                                         1,197,457                    -         1,197,457
                                                                           -----------------    ------------------    -------------

Total Liabilities and Stockholders' Equity                                      $ 3,272,745             $ 475,264      $ 3,748,009
                                                                           =================    ==================    =============

                     (The accompanying notes and management's assumptions are an integral part of this statement)

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                                       3

RECKSON ASSOCIATES REALTY CORP.
NOTES TO PRO-FORMA BALANCE SHEET
MARCH 31, 2005
(UNAUDITED)

      A Represents the historical balance sheet of Reckson Associates Realty Corp. at March 31, 2005.

      B To record the acquisition of One Court Square had the acquisition occurred on March 31, 2005. Such acquisition is inclusive of an estimated purchase price allocation of approximately $119.1 million to land, approximately $51.4 million to real estate intangible assets and approximately $3.0 million of deferred revenues recorded in accordance with FAS 141 / 142.

      C Inclusive of approximately $1.7 million of cash rent received from the seller at closing.

RECKSON ASSOCIATES REALTY CORP
PRO-FORMA STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2005
(UNAUDITED AND IN THOUSANDS, EXCEPT SHARE AMOUNTS)

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


                                                           Reckson           Pro-Forma           Pro-Forma
                                                          Historical        Adjustments          Condensed
                                                             (A)                (B)
                                                        ---------------   ----------------    -----------------

Revenues:
Property Operating Revenues:
Base rents                                                $    117,382      $       8,022       $      125,404
Tenant escalations and reimbursements                           18,502                  -               18,502

                                                        ---------------   ----------------    -----------------
Total property operating revenues                              135,884              8,022              143,906

Operating Expenses:
Property operating expenses                                     55,088                  -               55,088
Marketing, general and administrative                            8,205                  -                8,205
Depreciation and amortization                                   29,728              3,689               33,417
                                                        ---------------   ----------------    -----------------
      Total operating expenses                                  93,021              3,689               96,710
                                                        ---------------   ----------------    -----------------
      Operating income                                          42,863              4,333               47,196
                                                        ---------------   ----------------    -----------------

Non-Operating Income & Expenses:
Interest income on notes receivable                              2,447                  -                2,447
Investment income and other                                        747                  -                  747
Interest:
      Expense                                                  (23,568)            (4,688)(C)          (28,256)
      Amortization of deferred financing costs                  (1,038)                 -               (1,038)

                                                        ---------------   ----------------    -----------------
Total Non-Operating Income & Expenses                          (21,412)            (4,688)             (26,100)
                                                        ---------------   ----------------    -----------------


Income (Loss) before minority interests, equity in
 earnings of a real estate joint venture
and discontinued operations                                     21,451               (355)              21,096
Minority partners' interests in consolidated partnerships       (3,779)                 -               (3,779)
Limited partners' minority interest
in the operating partnership                                      (772)                15                 (757)
Equity in earnings of a real estate joint venture                  151                  -                  151

                                                        ---------------   ----------------    -----------------
Income (Loss) before discontinued operations                    17,051               (340)              16,711

Discontinued operations (net of minority interests):
Income from discontinued operations                                305                  -                  305
                                                        ---------------   ----------------    -----------------

Net income (Loss)                                         $     17,356      $        (340)      $       17,016
                                                        ===============   ================    =================


Basic net income per weighted average share:
Common                                                    $       0.21                          $         0.21
Discontinued operations                                              -                                       -
                                                        ---------------                       -----------------

Basic net income per common share                         $       0.21                          $         0.21
                                                        ===============                       =================


Basic weighted average common shares outstanding:           81,100,109                              81,100,109

Diluted net income per weighted average common share      $       0.21                          $         0.21

Diluted weighted average common shares outstanding          81,520,971                              81,520,971

                    (The accompanying notes and management's assumptions are an integral part of this statement)



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                                      5

RECKSON ASSOCIATES REALTY CORP.
NOTES TO PRO-FORMA STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2005
(UNAUDITED)



      A Represents the historical statement of income of Reckson Associates Realty Corp. for the year ended December 31, 2005.

      B Represents adjustments for the purchase of One Court Square had this acquisition occurred on January 1, 2004 to (i) add the results of operations, (ii) record depreciation expense on the building based on an estimated useful life of 30 years, (iii) record the FAS 141 / 142 amortization expense adjustment on the tenanting costs, (iv) record interest expense incurred on the Bridge Facility, and (v) adjust the allocation of income between the general partner and limited partners under the limited partnership agreement.

      C Calculated using the 30 day LIBOR rate on May 12, 2005 of 3.09% + 90 basis points (3.99%) on amounts outstanding under the Bridge Facility of $470 million.

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

RECKSON ASSOCIATES REALTY CORP
PRO-FORMA STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2004
(UNAUDITED AND IN THOUSANDS, EXCEPT SHARE AMOUNTS)


                                                                     Reckson           Pro-Forma          Pro-Forma
                                                                   Historical         Adjustments         Condensed
                                                                       (A)                 (B)
                                                                ------------------   ---------------    --------------

Revenues:
Property operating revenues:
Base rents                                                        $       440,953      $     32,090       $   473,043
Tenant escalations and reimbursements                                      73,862                 -            73,862
                                                                ------------------   ---------------    --------------
Total property operating revenues                                         514,815            32,090           546,905

Operating Expenses:
Property operating expenses                                               208,754                 -           208,754
Marketing, general and administrative                                      30,879                 -            30,879
Depreciation and amortization                                             116,480            14,756           131,236
                                                                ------------------   ---------------    --------------
         Total operating expenses                                         356,113            14,756           370,869
                                                                ------------------   ---------------    --------------
         Operating income                                                 158,702            17,334           176,036
                                                                ------------------   ---------------    --------------

Non-Operating Income & Expenses:
Interest income on notes receivable                                         7,129                 -             7,129
Investment income and other                                                12,157                 -            12,157
Interest:                                                                                                           -
         Expense                                                          (98,050)          (18,753)(C)      (116,803)
         Amortization of deferred financing costs                          (3,822)             (478)(D)        (4,300)
                                                                ------------------   ---------------    --------------
Total Non-Operating Income & Expenses                                     (82,586)          (19,231)         (101,817)
                                                                ------------------   ---------------    --------------


Income (Loss) before minority interests, preferred
dividends and distributions, equity in
earnings of a real estate joint venture and discontinued operations        76,116            (1,897)           74,219
Minority partners' interests in consolidated partnerships                 (18,507)                -           (18,507)
Limited partners' minority interest in the operating partnership           (1,517)               95            (1,422)
Distributions to preferred unit holders                                      (541)                -              (541)
Equity in earnings of a real estate joint venture                             603                 -               603
                                                                ------------------   ---------------    --------------

Income (Loss) before discontinued operations and dividends to preferred
shareholders                                                               56,154            (1,802)           54,352

Discontinued operations (net of minority interests):
Income from discontinued operations                                         2,498                 -             2,498
Gain on sales of real estate                                               11,776                 -            11,776
                                                                ------------------   ---------------    --------------

Net income                                                                 70,428            (1,802)           68,626
Dividends to preferred shareholders                                       (12,236)                -           (12,236)
Redemption charges on Series A preferred stock                            (15,812)                -           (15,812)
                                                                ------------------   ---------------    --------------

Net income allocable to common shareholders                       $        42,380      $     (1,802)      $    40,578
                                                                ==================   ===============    ==============

Basic net income per weighted average share:
Common                                                            $          0.41                         $      0.38
Discontinued operations                                                      0.21                                0.21
                                                                ------------------                      --------------

Basic net income per common share                                 $          0.62                         $      0.59
                                                                ==================                      ==============


Basic weighted average common shares outstanding:                      68,871,000                          68,871,000

Diluted net income per weighted average common share              $          0.61                         $      0.59

Diluted weighted average common shares outstanding                     69,235,000                          69,235,000

                    (The accompanying notes and management's assumptions are an integral part of this statement)
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                                      7

RECKSON ASSOCIATES REALTY CORP.
NOTES TO PRO-FORMA STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2004
(UNAUDITED)



      A Represents the historical audited statement of income of Reckson Associates Realty Corp. for the year ended December 31, 2004.

      B Represents adjustments for the purchase of One Court Square had this acquisition occurred on January 1, 2004 to (i) add the results of operations, (ii) record depreciation expense on the building based on an estimated useful life of 30 years, (iii) record the FAS 141 / 142 amortization expense adjustment on the tenanting costs, (iv) record interest expense incurred on the Bridge Facility, and (v) adjust the allocation of income between the general partner and limited partners under the limited partnership agreement.

      C Calculated using the 30 day LIBOR rate on May 12, 2005 of 3.09% + 90 basis points (3.99%) on amounts outstanding under the Bridge Facility of $470 million.

      D Estimated deferred financing costs of $125,000 to place the Bridge Facility and a one-time commitment fee equal to 7.5 basis points on the amount outstanding under the Bridge Facility.

      (c)   Exhibits

      10.1 Purchase and Sale Agreement, dated as of May 4, 2005, by and between Citibank, N.A. and Reckson Court Square, LLC (Incorporated herein by reference to Exhibit 10.1 of Reckson Associates Realty Corp.'s quarterly report on Form 10-Q, filed on May 9, 2005.)

      10.2 Lease Agreement between Reckson Court Square, LLC and Citibank, N.A. (Citibank), dated May 12, 2005

      10.3 Term Loan Agreement, dated as of May 12, 2005, among Reckson Operating Partnership, L.P., the institution from time to time party thereto as lenders, Citicorp North America, Inc., as administrative agent, and Citigroup Global Markets Inc., as lead arranger and sole bookrunner

      10.4 Amendment No.1 to Third Amended and Restated Credit Agreement, dated as of May 12, 2005, by and among Reckson Operating Partnership, L.P., the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    RECKSON ASSOCIATES REALTY CORP.


                                    By:  /s/ Michael Maturo
                                         -------------------------------------
                                         Michael Maturo
                                         Chief Financial Officer


                                    RECKSON OPERATING PARTNERSHIP, L.P.

                                    By:  Reckson Associates Realty Corp.,
                                         its General Partner


                                    By:  /s/ Michael Maturo
                                         -------------------------------------
                                         Michael Maturo
                                         Chief Financial Officer


Date:  May 18, 2005